Financial instruments - market and other risks - Capital management (Details) - USD ($)	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Disclosure of detailed information about financial instruments [line items]
Facility size	$ 607,400,000	$ 355,800,000
Current assets less current liabilities	729,300,000
Aggregate cash	751,000,000
Cash and cash equivalents (Note 12)	$ 143,648,000	$ 206,689,000	$ 131,663,000	$ 254,086,000
Ratio of stockholders' equity to total assets	65.70%
Minimum yearly fixed dividend (in USD per share)	$ 0.12
Senior Secured Loans
Disclosure of detailed information about financial instruments [line items]
Aggregate cash and cash equivalents, including undrawn amounts on committed loans	$ 50,000,000.0
Ratio of indebtedness to net capital	5.00%
Minimum cash requirement	$ 30,000,000.0
Ratio of stockholders' equity to total assets, minimum	30.00%
Ratio of fair market value of collateral vessels to aggregate principal amount outstanding on loans	125.00%